Cash and Cash Equivalents and Short-Term Deposits	12 Months Ended
Dec. 31, 2022
Disclosure Of Cash And Cash Equivalents Text Block Abstract
Cash and cash equivalents and short-term deposits
4.	Cash and cash equivalents and short-term deposits

($000s)	December 31, 2022	December 31, 2021
Cash and cash equivalents	46,150	11,523
Short-term deposits	81,690	29,243
	127,840	40,766

All of the cash and cash equivalents are held in a Canadian Schedule I bank. Short-term deposits consist of Canadian Schedule I bank guaranteed deposits and are cashable in whole or in part with interest at any time to maturity. Subsequent to December 31, 2022, the Company redeemed $80.4 million of short-term deposits.